UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 13, 2017, SEACOR Holdings Inc. (“SEACOR” or the “Company”) issued a press release announcing that its SEA-Vista subsidiary has reached an agreement to sell one of its ECO-Class tankers for approximately $135 million and lease the vessel from the purchaser. A copy of the press release is hereby incorporated by reference and attached to this Current Report on Form 8-K as Exhibit 99.1.

On December 13, 2017, SEACOR issued a press release announcing that SEACOR and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), entered into a Supplemental Indenture (the “Supplemental Indenture”) on December 12, 2017 to the Indenture, dated as of December 11, 2012 (the “Indenture”), among SEACOR and the Trustee, pursuant to which SEACOR issued its 2.50% Convertible Senior Notes due 2027 (the “Notes”). The Supplemental Indenture includes an additional Specified Repurchase Date of May 31, 2018 in the Indenture and surrenders and waives the Company’s right to redeem the Notes until May 31, 2018. The execution of the Supplemental Indenture was previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2017. A copy of the press release is hereby incorporated by reference and attached to this Current Report on Form 8-K as Exhibit 99.2.

In connection with the Company’s previously announced declaration of a dividend consisting of 3,977,135 shares of Dorian LPG Ltd. common stock (the “Dividend”) payable on December 20, 2017, SEACOR is mailing an information statement to stockholders of record entitled to the Dividend containing information about the final distribution ratio of the Dividend, the treatment of fractional shares resulting from the Dividend and tax consequences to recipients of the Dividend (the “Information Statement”). A copy of the Information Statement is hereby incorporated by reference and attached to this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of SEACOR Holdings Inc., dated December 13, 2017
99.2	Press Release of SEACOR Holdings Inc., dated December 13, 2017
99.3	Information Statement, dated December 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By:	/s/ WILLIAM C. LONG
Name:	William C. Long

Title:	Executive Vice President, Chief Legal Officer and
Corporate Secretary

Dated: December 13, 2017